FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 4, 2011

PERFORMANCE TECHNOLOGIES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 4, 2011, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter and six months ended June 30, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

August 5, 2011	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

August 5, 2011	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

Exhibit 99.1

For more information contact:

Dorrance W. Lamb

SVP and Chief Financial Officer

PT

585-256-0200 ext. 7276

http://www.pt.com

finance@pt.com

PT Announces Second Quarter 2011

Financial Results

“Second Quarter is Profitable on a Non-GAAP Basis”

ROCHESTER, NY – August 4, 2011 – PT (NASDAQ: PTIX), a leading global provider of advanced network communications solutions, today announced its unaudited financial results for the second quarter 2011.

Revenue in the second quarter 2011 amounted to $8.5 million, compared to $7.4 million in the second quarter 2010.  Revenue for the six months ended June 30, 2011 amounted to $18.1 million, compared to $14.8 million during the corresponding period in 2010.

On the basis of generally accepted accounting principles (GAAP), the net loss in the second quarter 2011 amounted to ($.5 million), or ($.04) per basic share, based on 11.1 million shares outstanding, including restructuring charges of $.01 per share and stock compensation expense of $.01 per share.  The GAAP net loss in the second quarter 2010 amounted to ($2.0 million), or ($.18) per basic share, including restructuring charges of $.01 per share and stock compensation expense of $.01 per share, based on 11.1 million shares outstanding.

The GAAP net loss for the six months ended June 30, 2011 amounted to ($1.6 million), or ($.14) per basic share, including a restructuring charge of $.02 per share and stock-based compensation of $.02 per share, based on 11.1 million shares outstanding.  The GAAP net loss for the six months ended June 30, 2010 amounted to ($3.9 million), or ($.35) per basic share, including a restructuring charge of $.01 per share; stock-based compensation of $.03 per share; and a discrete tax provision of $.01 per share, based on 11.1 million shares outstanding.

On a non-GAAP basis, the Company had net income in the second quarter 2011 amounting to $.03 million, or $.00 per basic share, compared to a net loss of ($1.6 million), or ($.15) per basic share in the second quarter 2010.  The non-GAAP net loss for the six months ended June 30, 2011 amounted to ($.3 million), or ($.02) per basic share, compared to a net loss of ($3.1 million), or ($.28) per basic share in the six months ended June 30, 2010.  Please refer to the reconciliations between GAAP and non-GAAP financial measures contained in this release.

On June 30, 2011, the Company’s working capital position was $18.7 million including cash and investments amounting to $13.7 million, and the Company had no long-term debt.

“While the uneven economy continues to result in variability in our quarterly revenue, our first half 2011 revenues grew 22% over our prior year,” said John Slusser, president and chief executive officer.  “We are gratified to see that our expense reduction efforts are paying off as our quarterly net loss was greatly reduced.  Our new product offerings are gaining market traction and I am especially pleased to see the early interest in our new Monterey platform.  The signaling alliance we established in the first quarter with GENBAND also continues to further progress.  We believe that our first half year-over-year revenue trend will continue in the second half and we are hopeful that the Company’s operations will soon return to profitability.”

Recent Highlights:

  In early May 2011, PT and Tekelec agreed to voluntarily dismiss all claims and defenses against each other, effectively ending the litigation between the two companies.
  In late May 2011, PT was pleased to publicly reveal that its previously announced major international wireless carrier order amounting to nearly $3 million was with Globacom, one of Africa’s fastest growing mobile telecommunications companies.  Under this order, PT’s SEGway™ Signaling solutions will be deployed in Nigeria and Ghana and will include both Mobile Number Portability (MNP) and Short Message Service Defense (SMS-D) functions.  Revenues from this order are anticipated to be recognized during the second half of 2011 as the solutions are installed.
  In June 2011, PT announced a revolutionary new open-standards solution set, code named Monterey.  First of its kind in the industry, Monterey is an enhanced application-ready system that combines compatibility with the latest MicroTCA.4 standard with superset extensions including increased backplane performance and higher available power budget.  The Monterey architecture leverages the latest trends in high-density computing and high speed 10/40GbE fabrics in a compelling cost-performance, space-efficient model that is ideally suited as the foundation for a wide range of next-generation network communications and services applications.

Business Overview:

The Company globally targets two primary vertical markets for its network communications products, namely telecommunications, and military, aerospace and government systems.  The telecommunications market, historically our largest vertical market, is fundamentally driven by investments in network infrastructure by carriers and service providers.  Telecommunications market revenues derived from our IPnexus™ Application-Ready Systems products, which are sold to OEMs, depend primarily on broad, multi-year deployments of next-generation telecommunications infrastructure.  Telecommunications market revenues generated from service providers purchasing our SEGway and Xpress™ product lines result from investments necessary to support existing and evolving service demands such as text messaging and the transition to Internet-based communications networks.  Sales into the military, aerospace and government systems market are typically to prime contractors and system integrators that reflect investment levels by various government agencies and military branches in specific programs and projects requiring enhanced communications capabilities.  The timing of military, aerospace and government systems shipments for the most part is highly unpredictable.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to carrier, government, and OEM markets.  PT’s portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments.  The Company’s entire line of offerings is anchored by IPnexus®, PT’s own IP-native, highly integrated platforms and element management systems.  OEMs and application developers, including PT itself, leverage the robust carrier- grade Linux® development environment and rich suite of communications protocols (PT’s Nexusware®) of IPnexus Application-Ready Systems as a cornerstone component of their end product value proposition.  PT’s SEGway™ Signaling Solutions provide low cost, high density signaling, advanced routing, IP migration, gateway capabilities, SIP bridge, and core-to-edge distributed intelligence.  The Company’s Xpress™ NGN applications enable evolving Mobile 2.0, Multi-media, and IMS-based revenue generating services.  PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements.  This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.  The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control.  These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, and potential material weaknesses in internal control over financial reporting.  In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders.  These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter.  Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company’s current financial performance.  Specifically, the Company believes the non-GAAP financial measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results.  The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased intangible assets, (b) stock-based compensation, (c) restructuring costs, and (d) other legal costs.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods.  We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP.  Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

# # #

A conference call will be held on Friday, August 5, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from August 5 through August 9, 2011. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 847904. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PT is a trademark of Performance Technologies, Inc. The names of actual companies, products, or services may be the trademarks, registered trademarks, or service marks of their respective owners in the United States and/or other countries.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

      CONSOLIDATED BALANCE SHEETS

      (unaudited)

      ASSETS

	June 30, 2011	December 31, 2010

Current assets:
Cash and cash equivalents	$11,222,000	$12,796,000
Investments	1,395,000	3,753,000
Accounts receivable	5,571,000	5,478,000
Inventories	6,623,000	7,787,000
Prepaid expenses and other assets	1,513,000	940,000
Prepaid income taxes	183,000	31,000
Fair value of foreign currency hedges	10,000	17,000
Total current assets	26,517,000	30,802,000

Investments	1,060,000	2,677,000
Property, equipment and improvements, net	2,592,000	2,162,000
Software development costs, net	4,148,000	3,995,000
Purchased intangible assets, net	4,940,000	804,000
Total assets	$39,257,000	$40,440,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$ 823,000	$ 2,756,000
Other payable	986,000
Deferred revenue	3,908,000	1,946,000
Accrued expenses	2,133,000	2,919,000
Total current liabilities	7,850,000	7,621,000
Deferred income taxes	49,000	51,000
Total liabilities	7,899,000	7,672,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,210,000	17,042,000
Retained earnings	23,850,000	25,400,000
Accumulated other comprehensive income	(17,000)	11,000
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	31,358,000	32,768,000
Total liabilities and stockholders’ equity	$39,257,000	$40,440,000

      PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

      CONSOLIDATED STATEMENTS OF OPERATIONS

      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010

      (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Sales	$8,453,000	$7,449,000	$18,125,000	$14,804,000
Cost of goods sold	4,786,000	4,170,000	9,965,000	7,627,000
Gross profit	3,667,000	3,279,000	8,160,000	7,177,000

Operating expenses:
Selling and marketing	1,458,000	2,034,000	3,381,000	4,407,000
Research and development	1,569,000	1,892,000	3,749,000	3,882,000
General and administrative	1,117,000	1,364,000	2,609,000	2,672,000
Restructuring charges	60,000	64,000	182,000	127,000
Total operating expenses	4,204,000	5,354,000	9,921,000	11,088,000
Loss from operations	(537,000)	(2,075,000)	(1,761,000)	(3,911,000)

Other income, net	15,000	41,000	90,000	104,000
Loss before income taxes	(522,000)	(2,034,000)	(1,671,000)	(3,807,000)

Income tax (benefit) provision	(70,000)	(74,000)	(121,000)	53,000
Net loss	$(452,000)	$(1,960,000)	$(1,550,000)	$(3,860,000)

Basic loss per share	$ (.04)	$ (.18)	$ (.14)	$ (.35)

Weighted average common shares	11,116,000	11,116,000	11,116,000	11,116,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010

      (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Gross Profit Reconciliation
GAAP gross profit	$3,667,000	$ 3,279,000	$8,160,000	$ 7,177,000
Amortization of purchased intangible assets(a)	279,000		534,000
Stock-based compensation(b)	3,000	6,000	6,000	13,000
Non-GAAP gross profit	3,949,000	3,285,000	8,700,000	7,190,000
Non-GAAP gross profit percentage of sales	46.7%	44.1%	48.0%	48.6%

Operating expense Reconciliation
GAAP operating expenses	4,204,000	5,354,000	9,921,000	11,088,000
Stock-based compensation (b)	(76,000)	(124,000)	(162,000)	(275,000)
Restructuring costs(c)	(60,000)	(64,000)	(182,000)	(127,000)
Other legal expenses(d)	(67,000)	(150,000)	(414,000)	(300,000)
Non-GAAP operating expenses	4,001,000	5,016,000	9,163,000	10,386,000

Net Loss Reconciliation
GAAP net loss	(452,000)	(1,960,000)	(1,550,000)	(3,860,000)
Amortization of purchased intangible assets(a)	279,000		534,000
Stock-based compensation(b)	79,000	130,000	168,000	288,000
Restructuring costs(c)	60,000	64,000	182,000	127,000
Other legal expenses(d)	67,000	150,000	414,000	300,000
Non-GAAP net income (loss)	$ 33,000	$(1,616,000)	$ (252,000)	$(3,145,000)

Loss per Common Share
GAAP basic net loss per common share	$ (.04)	$ (.18)	$ (.14)	$ (.35)
Non-GAAP basic(e) net income (loss) per common share	$ .00	$ (.15)	$ (.02)	$ (.28)

The Non-GAAP financial measures above, and its reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a)    Amortization of purchased intangible assets - a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful life. The value of purchased intangible assets increased significantly as a result of the acquisition of the USP and SP2000 signaling technologies acquired from GENBAND.

(b)    Stock-based compensation costs - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(c)    Restructuring costs - costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.

(d)    Other legal costs - expenses not indicative of core operating activities.

(e)    Basic and diluted net income per common share are identical for the three months ended June 30, 2011.